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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2002


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                   0-23108                     51-0020270
         --------                   -------                     ----------
        (State of                 (Commission                 (IRS Employer
      Organization)               File Number)              Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                               19720
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable




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Item 5. Other Events

         Series 1993-3. On September 30, 2002, Discover Bank, as Master Servicer under the Series 1993-3 Supplement, dated as of November 23, 1993, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 1993-3 Supplement"), elected pursuant to Section 20 of the Series 1993-3 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the June 2003 Distribution Date (as each such term is defined in the Series 1993-3 Supplement).

         Series 1998-7. On September 30, 2002, Discover Bank, as Master Servicer under the Series 1998-7 Supplement, dated as of November 12, 1998, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 1998-7 Supplement"), elected pursuant to Section 24 of the Series 1998-7 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the June 2003 Distribution Date (as each such term is defined in the Series 1998-7 Supplement).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Discover Card Master Trust I
                                           (Registrant)


                                        By:   Discover Bank
                                              (Originator of the Trust)


                                        By:   /s/Michael F. Rickert
                                              ----------------------------------
                                              Michael F. Rickert
                                              Vice President, Chief Accounting
                                              Officer and Treasurer


Date:  September 30, 2002